UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2025
RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2025, the Board of Directors (the “Board”) of RumbleOn, Inc. (the “Company”) appointed Rachel Richards as a director of the Company to fill the vacant seat created by Michael Kennedy’s resignation on January 13, 2025. The Board designated Ms. Richards as a director to stand for re-election at the Company’s 2025 annual meeting of shareholders. The Board determined that Ms. Richards is an independent director for purposes of the Nasdaq listing requirements, and Ms. Richards was also appointed to serve as a member of the Nominating & Corporate Governance Committee of the Board.

Ms. Richards has over 38 years of experience in the automotive industry, including with Ford Motor Company and Sonic Automotive. From 2014 until her retirement on January 1, 2025, she served as Chief Marketing Officer and Vice President of Retail Strategy for Sonic Automotive. Ms. Richards holds a Bachelor of Science in Business Administration from Shippensburg University.

Ms. Richards will participate in the Company’s non-employee director compensation program, which is described under the section titled “Director Compensation” in the Company’s proxy statement for its 2024 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 24, 2024.

There are no family relationships between Ms. Richards and any Company director or executive officer, and no arrangements or understandings between Ms. Richards and any other person pursuant to which she was elected as a director. There are no related party transactions between the Company and Ms. Richards which would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: March 18, 2025	By:	/s/ Brandy Treadway
Brandy Treadway
Chief Legal Officer